UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2025, NextTrip, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with TAPipeline LLC (“TA”) and the members of TA (the “Members”), pursuant to which the Company purchased all of the issued and outstanding membership interests of TA from the Members (the “Acquisition”), resulting in TA becoming a wholly owned subsidiary of the Company. The Acquisition closed on August 6, 2025 (the “Closing Date”).

Pursuant to the Purchase Agreement, as consideration for the Acquisition, at closing, the Company (i) paid the Members an aggregate of $443,169 in cash (the “Closing Payment”), $118,169 of which (the “Estimated Additional Closing Payment”) was paid as a purchase price adjustment based on the Members’ Deficit (as defined in the Purchase Agreement) set forth in the closing balance sheet provided by TA in connection with closing, as more particularly provided for by the Purchase Agreement; and (ii) issued an aggregate of 96,774 restricted shares of Company common stock (the “Closing Shares,” and together with the Closing Payment, the “Closing Consideration”) to the Members, valued at $300,000, based on a price per share of $3.10. The Estimated Additional Closing Payment is subject to adjustment, upward or downward, to the extent that the Members’ Deficit as of the Closing Date is determined to be less than or exceed $175,000, as provided in the Purchase Agreement. In addition to the Closing Consideration, and as further consideration for the Acquisition, the Company shall make an additional payment to the Members in the form of an earnout (the “Milestone Payment”), which shall be in an amount equal to five percent (5%) of the net revenues generated by TA during the 12 month period after the Closing Date (the “Milestone Period”), up to a maximum of $200,000. The Milestone Payment shall be paid to the Members within 10 days following completion of the Milestone Period and will be payable fifty percent (50%) in cash and fifty percent (50%) in restricted shares of Company common stock (the “Milestone Shares,” and together with the Closing Shares, the “NextTrip Shares”), to be calculated based on a price per share of $3.10.

In addition to the foregoing, in the event that the Fair Market Value of the Company’s common stock is less than $3.10 (the “Base Price”) during the applicable Exercise Period, each Member shall have the limited, one time option, to exercise one of the following rights as to some or all of their outstanding NextTrip Shares by delivering notice to the Company: (i) the right to require the Company to repurchase from the Member all or any portion of their outstanding NextTrip Shares at the Base Price; (ii) the right to require the Company to issue to such Member that number of additional shares of Company common stock (the “Top Up Shares”) as is necessary to make the aggregate value of the number of NextTrip Shares specified in the notice (based on the Fair Market Value) equal to the original aggregate value of the number of NextTrip Shares specified in the notice (based on the Base Price); and (iii) the right to require the Company to pay to such Member, in cash, an amount equal to the product of (x) the number of NextTrip Shares specified in the notice and (y) the positive difference, if any, between the Base Price and the Fair Market Value. For purpose of the foregoing rights, the “Exercise Period” means the three month period commencing upon the earlier of: (i) with respect to the Closing Shares, (x) the date that the Closing Shares first become eligible for public resale and (y) the first anniversary of the Closing Date; and (ii) with respect to the Milestone Shares, (x) the date that the Milestone Shares first become eligible for public resale and (y) the first anniversary of the Closing Date. Additionally, for purpose of the foregoing rights, “Fair Market Value” means the volume weighted average price per share of the Company’s common stock for the twenty consecutive trading days immediately preceding the notice date. During the Exercise Period, each of the Members shall be prohibited from engaging in certain transactions in the Company’s stock, as more particularly set forth in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties, covenants, indemnification and other terms customary in similar transactions.

In consideration for their receipt of the foregoing consideration, at closing of the Acquisition, each of the Members entered into restrictive covenant agreements providing for certain customary restrictive covenants, including customary non-competition, non-solicitation and no hire covenants for a period of three years following the Closing Date, and customary confidentiality covenants.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 regarding the issuance of the Closing Shares, Milestone Shares and Top Up Shares is hereby incorporated herein by reference.

The Closing Shares have not been, and, if and when issued pursuant to the Purchase Agreement, the Milestone Shares and Top Up Shares will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were and will be (as applicable) issued to the Members in a transaction exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the Shares constitute, and the Milestone Shares and Top Up Shares (as applicable) will constitute, “restricted securities” within the meaning of Rule 144 under the Act.

Item 7.01 Regulation FD Disclosure.

On August 12, 2025, the Company issued a press release announcing the Acquisition, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Forward-Looking Statements

This Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the “Commission”), reports to the stockholders of the Company and other publicly available statements issued or released by the Company, involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
2.1*	Membership Interest Purchase Agreement by and among the Company, TAPipeline LLC and the Members of TAPipeline LLC, dated August 6, 2025.
99.1	Press Release, dated August 12, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

*	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date: August 12, 2025	By:	/s/ William Kerby
	Name:	William Kerby
	Title:	Chief Executive Officer